UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549-1004

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                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT: MAY 1, 2003
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

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                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

                  Ohio                                          13-1955943
     (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                         Identification No.)

          37 West Broad Street                                     43215
             Columbus, Ohio                                     (Zip Code)
(Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 7. Financial Statements and Exhibits

      (c)   Exhibits:

            99.4  Press Release dated May 1, 2003, filed herewith.

Item 9. Regulation FD Disclosure (pursuant to Item 12)

      In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

      On May 1, 2003, Lancaster Colony Corporation issued a press release announcing its results for the three and nine months ended March 31, 2003. The press release is attached as Exhibit 99.4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LANCASTER COLONY CORPORATION (REGISTRANT)

Date:  May 1, 2003                     By: /s/ JOHN L. BOYLAN
       -----------                         -------------------------------------
                                               John L. Boylan
                                               Treasurer, Vice President,
                                               Assistant Secretary and
                                               Chief Financial Officer
                                               (Principal Financial
                                               and Accounting Officer)


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                                INDEX TO EXHIBITS

Exhibit
Number   Description                                              Located at
------   -----------                                              ----------

99.4     Press Release dated May 1, 2003......................... Filed herewith